UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) July 28, 2005
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                                                         (July 28, 2005)
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                                ACTIVISION, INC.
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               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             0-12699                                    95-4803544
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       (Commission File Number)                       (IRS Employer
                                                    Identification No.)

        3100 Ocean Park Blvd., Santa Monica, CA                    90405
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        (Address of Principal Executive Offices)                 (Zip Code)

                                 (310) 255-2000
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               (Registrant's telephone number, including area code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 2.02   Results of Operations and Financial Condition.

     On July 28, 2005, Activision, Inc. (the "Company") issued a press release announcing its financial results for the fiscal quarter ended June 30, 2005. A copy of the press release is attached hereto as Exhibit 99.1.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01   Financial Statements and Exhibits.

     (c)  Exhibits

          99.1  Press Release of the Company, dated July 28, 2005.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ACTIVISION, INC.

                                By:/s/ Michael Griffith
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                                    Name:   Michael Griffith
                                    Title:  President

Date: July 28, 2005

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                                 EXHIBIT INDEX

Exhibit Number      Description
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99.1                Press Release of Activision, Inc., dated July 28, 2005.